BJURMAN MICRO-CAP GROWTH FUND
                            SUPPLEMENT TO PROSPECTUS
                              DATED AUGUST 1, 2001


     On October 2, 2001, the Bjurman Micro-Cap Growth Fund (the "Fund") will reopen to new investors. Shares of the Fund may be purchased according to the terms outlined in the Prospectus. Shareholders whose accounts had a zero balance as of May 10, 2001, (the "Closing Date"), may reactivate the account or open a new account. Financial institutions maintaining omnibus accounts with the Fund may accept purchase orders for new accounts postmarked after the Closing Date.

     The Fund's investment adviser, George D. Bjurman & Associates, reserves the right to close the Fund to new investors, at the Adviser's sole discretion, at any time.

               THE DATE OF THIS SUPPLEMENT IS SEPTEMBER 27, 2001.